Certain Concentrations Certain Concentrations (Tables)	12 Months Ended
Aug. 29, 2013
Risks and Uncertainties [Abstract]
Schedule of market concentration risk [Table Text Block]
Market concentrations as a percent of net sales were approximately as follows:

For the year ended	2013	2012	2011
Computing (including desktop PCs, servers, notebooks and workstations)	30%	25%	30%
Mobile	15%	15%	25%
Consumer electronics	15%	20%	15%
Solid state drives	15%	10%	5%
Networking and storage	10%	10%	15%